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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 28, 2017

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(814) 870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. [  ]

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Item 8.01 Other Events.

Erie Indemnity Company (the "Registrant") received a Complaint on December 28, 2017, that is captioned Lynda Ritz, individually and on behalf of all others similarly situated and derivatively on behalf of Nominal Defendant Erie Insurance Exchange (Plaintiff) v. Erie Indemnity Company, J. Ralph Borneman, Jr., Terrence W. Cavanaugh, Eugene C. Connell, LuAnn Datesh, Jonathan Hirt Hagen, Thomas B. Hagen, C. Scott Hartz, Brian A. Hudson, Sr., Claude C. Lilly, III, George R. Lucore, Thomas W. Palmer, Martin P. Sheffield, Richard L. Stover, Elizabeth A. Hirt Vorsheck, and Robert C. Wilburn (Defendants), and Erie Insurance Exchange (Nominal Defendant). The Complaint was filed on December 28, 2017, in the United States District Court for the Western District of Pennsylvania. The individual named as Plaintiff is alleged to be a policyholder (subscriber) of the Erie Insurance Exchange (the "Exchange"). With the exception of Terrence W. Cavanaugh and Robert C. Wilburn, the individuals named as Defendants comprise the current Board of Directors of the Registrant. Messrs. Cavanaugh and Wilburn are former Directors of the Registrant (the "Directors").
The Complaint alleges that since at least 2007, the Registrant has taken "unwarranted and excessive" management fees as compensation for its services under the Subscriber’s Agreement between and among the Registrant and the subscribers of Exchange.  Count I of the Complaint purports to allege a claim for breach of alleged fiduciary duties against the Registrant and the Directors on behalf of Plaintiff and a putative class of subscribers.  Count II purports to allege a claim for breach of alleged fiduciary duties against the Registrant and the Directors on behalf of Exchange.  Count III purports to allege a claim for breach of contract and an alleged implied covenant of good faith and fair dealing against the Registrant on behalf of Plaintiff and a putative class.  Count IV purports to allege a claim of unjust enrichment against several individually named Directors.
The Complaint seeks compensatory and punitive damages and requests the Court to (a) enjoin the Registrant from continuing to retain excessive management fees; and (b) order such other relief as may be appropriate.
The Registrant intends to vigorously defend against all of the claims, allegations and requests for relief in the Complaint.
Reference is made to the Registrant’s "Safe Harbor" Statement that is set forth in its Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on October 26, 2017, which is incorporated herein by this reference. In addition to the forward-looking statements and risk factors listed in that "Safe Harbor" Statement, there can be no assurance regarding the final disposition of the matters asserted in the Complaint. Registrant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changes in assumptions, or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

January 3, 2018	By:	/s/ Brian W. Bolash

Name: Brian W. Bolash
Title: Corporate Secretary and Senior Counsel